UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010

NEUTRAL TANDEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive

Suite 200

Chicago, Illinois 60606

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 3, 2010, Neutral Tandem, Inc. (the “Company”) announced its entry into a non-binding letter of intent (the “LOI”) with The Telx Group, Inc (“Telx”). Under the terms of the LOI, the Company and Telx anticipate interconnecting their respective Ethernet-based virtual interconnection platforms (commonly referred to as an “Ethernet Exchange”). Additionally, under the LOI, Telx and the Company’s respective Ethernet Exchange locations will use the same equipment and software, which will be managed by the Company. Further, under the LOI, the Company and Telx anticipate interconnecting their respective Ethernet Exchange locations to serve customers using the Company’s nationwide IP MPLS enabled backbone for long-haul connecting circuits, and either Telx’s or the Company’s respective networks for metro circuits.

As stated above, the LOI is non-binding. The relationship described above is subject to the execution of definitive agreement(s) by the Company and Telx.

Cautions Concerning Forward Looking Statements

This report contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical fact, included in this report regarding strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in any forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements. Factors that might cause such differences include, but are not limited to: risks associated with entering into final agreement(s) with Telx with respect to the planned relationship described in this report, risks associated with the ability to successfully develop and market Ethernet interconnection services, including interconnection delays, the inability to obtain necessary third party materials, services or required approvals on a timely basis, if at all, and other factors, including the impact of regulation, many of which are beyond our control and all of which could delay or affect our ability to offer or market this new service; and other important factors included in the Company’s reports filed with the Securities and Exchange Commission, particularly in the “Risk Factors” section of The Company’s Annual Report on Form 10-K for the period ended December 31, 2009, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, as such Risk Factors may be updated from time to time in subsequent reports. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUTRAL TANDEM, INC.

/s/ Robert M. Junkroski
Date: June 3, 2010	Name:	Robert M. Junkroski

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